UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

____________________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): November 10, 2005

LYNCH CORPORATION
(Exact Name of Registrant as specified in Charter)

Indiana	1-106	38-1799862
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

140 Greenwich Avenue, 4th Floor, Greenwich, CT		06830
(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code: (203) 622-1150

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐           Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐           Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐           Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐           Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.      Other Events.

On November 10, 2005, Lynch Corporation (the “Company”) announced that the registration statement for its previously announced rights offering was declared effective by the Securities and Exchange Commission. The Company also announced that the subscription rights will be exercisable until 5:00 PM Eastern Standard Time on Monday, December 12, 2005, unless extended by the Company for up to 15 days. For more information, please refer to the press release attached hereto as Exhibit 99.1.

Item 9.01.	Financial Statements and Exhibits.
(c)	Exhibits
	Exhibit No.	Exhibits

	99.1	Press release of Lynch Corporation dated November 10, 2005.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

LYNCH CORPORATION

By: /s/ Eugene Hynes

Eugene Hynes
Vice President

November 10, 2005